SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2008

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being furnished by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is furnished by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries does not relate to, and is not furnished by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor any of its subsidiaries (other than KCP&L) have any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or its other subsidiaries’ financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy and of its other subsidiaries.

Item 7.01	Regulation FD Disclosure

On June 24, 2008, Great Plains Energy will participate in the Wachovia Securities 18th Annual Nantucket Equity Conference.  A copy of the presentation slides to be used at the conference is attached hereto as Exhibit 99.1.   The presentation is scheduled for 2:00 p.m. Eastern Time on June 24, 2008.  An audio-only webcast link and the presentation slides will be made available in the Investor Relations section of Great Plains Energy’s website at www.greatplainsenergy.com.

The information under Item 7.01 and in Exhibit 99.1 hereto is being furnished and shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended.  The information under Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise indicated in such registration statement or other document.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Wachovia Securities 18th Annual Nantucket Equity Conference presentation slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Barbara B. Curry
Barbara B. Curry
Senior Vice President-Corporate Services and Corporate Secretary

KANSAS CITY POWER & LIGHT COMPANY

/s/ Barbara B. Curry
Barbara B. Curry
Corporate Secretary

Date: June 23, 2008